UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 7, 2005

Delphi Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-14787 (Commission File Number)	38-3430473 (IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI (Address of Principal Executive Offices)	48098 (Zip Code)

(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Delphi Corporation (the “Company”) today issued a press release outlining changes in its management structure, including the appointment of Rodney O’Neal as president and chief operating officer and David Wohleen as vice-chairman. In addition, the Company announced the retirement later this year of Donald Runkle, vice-chairman, enterprise technologies. A copy of the press release is being filed as an exhibit to this report. All appointments and changes were effective as of January 7, 2005.

Rodney O’Neal is named president and chief operating officer, with responsibility for Delphi’s three operating segments, its three regional operations, global supply management and sales and marketing. O’Neal, 51, previously was president of the Dynamics and Propulsion business sector of the Company and the customer champion for the Ford Motor Company account. Previously he was executive vice president of the Company and president of the former Safety, Thermal and Electrical Architecture sector since January 2000. Prior to January 2000, he was vice president and president of Delphi Interior Systems since November 1998 and general manager of the former Delphi Interior & Lighting Systems since May 1997. He is a member of the Executive Leadership Council and on the advisory board for Focus: HOPE, and a director of Goodyear Tire & Rubber Company and the Michigan Manufacturers Association.

Mr. O’Neal also was named to the Delphi Board of Directors. Mr. O’Neal will continue to report to Battenberg, who remains chairman and CEO and also chair of the Delphi Strategy Board, the Company’s top policy-making group.

David B. Wohleen is named to a new vice chairman position, with responsibility for several of Delphi’s major growth engines, including commercial vehicles, Delphi Medical Systems Corp., and Delphi’s research and development group. Wohleen, 54, also retains responsibility for the Company’s largest commercial account, General Motors. He previously had been president of the Electrical, Electronics and Safety business sector of the Company, including its Product & Service Solutions business unit, which transitions to O’Neal. Prior to January 2000, he was vice president and president of Delphi Delco Electronics Systems since November 1998 and general manager of Delphi Delco Electronics Systems since August 1998.

Donald L. Runkle, 59, who had been vice chairman, enterprise technologies and a member of the Delphi Board of Directors, will consult with the management team on a transitional basis until his retirement later this year. He has also resigned from the Board of Directors.

Alan S. Dawes, 50, remains vice chairman and chief financial officer and a member of the Board of Directors, and will continue to report to Battenberg. His previous responsibility for Delphi’s Automotive Holdings Group transitions to Mr. O’Neal. Mark Weber, executive vice president, and Logan Robinson, vice president and general counsel, will continue to report to Battenberg, with their responsibilities unchanged.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits. The following exhibit is being filed as part of this Report.

Exhibit
Number	Description

99 (a)	Press Release issued by Delphi dated January 7, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)

Date:January 13, 2005	By:	/s/ JOHN D. SHEEHAN
(John D. Sheehan, Chief Accounting Officer and Controller)

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EXHIBIT INDEX

Exhibit
Number	Description

99 (a)	Press Release issued by Delphi dated January 7, 2005.

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